SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                          [ ] Confidential, for Use of
   [ ] Preliminary proxy statement                      the Commission Only (as
   [X] Definitive proxy statement                       permitted by Rule
   [ ] Definitive additional materials                  14a-6(e)(2)
   [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            GATEWAY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
     [X]  No fee required
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                            Ringgold, Georgia  30736
                                 (706) 965-5500



                                 March 26, 2003



Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at Gateway Bank & Trust, 5102 Alabama Highway, Ringgold, Georgia 30736, on Thursday, April 17, 2003, at 2:00 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2003, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of the Company. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.



                                        Sincerely,



                                        Robert G. Peck
                                        President and Chief Executive Officer

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                            Ringgold, Georgia  30736
                                 (706) 965-5500



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 17, 2003



     The annual meeting of shareholders of Gateway Bancshares, Inc. (the "Company") will be held on Thursday, April 17, 2003, at 2:00 p.m. at Gateway Bank & Trust (the "Bank"), 5102 Alabama Highway, Ringgold, Georgia 30736 for the following purposes:

     (1)  To elect eight persons to serve as directors for a one-year term; and

     (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The board of directors has set the close of business on March 6, 2003, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                   By Order of the Board of Directors,



                                   Robert G. Peck
                                   President and Chief Executive Officer


March 26, 2003

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                            Ringgold, Georgia  30736
                                 (706) 965-5500
           __________________________________________________________

                     PROXY STATEMENT FOR 2003 ANNUAL MEETING
           __________________________________________________________

                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Thursday, April 17, 2003, at 2:00 p.m. at the Bank, 5102 Alabama Highway, Ringgold, Georgia 30736, and at any adjournments of the meeting.

RECORD DATE AND MAIL DATE

     The close of business on March 6, 2003 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 26, 2003.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $5.00 par value authorized, of which 681,758 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to elect eight persons to serve as directors for a one-year term. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to Robert G. Peck, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.


                             SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

     The Board recommends that the shareholders elect the nominees identified below as directors. The following table shows for each nominee: (a) his or her name, (b) his or her age at December 31, 2002, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

DIRECTOR NOMINEES

                              DIRECTOR                    POSITION WITH THE COMPANY
NAME (AGE)                     SINCE                       AND BUSINESS EXPERIENCE
----------------------------  --------  -------------------------------------------------------------
Jack Joseph Babb (74)             1995  Real Estate Developer; President, Babb Lumber Co.; President,
                                        Townsend Realty

William H. H. Clark (66)          1995  Vice President, Ringgold Mining and Manufacturing; President,
                                        J.H. Clark Farms, Inc. from 1985-2000; State Representative from 1996-2000; Retired Military Officer, served from 1960-
                                        1990.

Jeannette Wilson Dupree (63)      1995  Licensed Insurance Agent, Keith Michaels, Agent, State Farm
                                        Insurance Company, 2001-Present; Licensed Insurance Agent,
                                        Office Manager for Raymond Dupree, Agent, State Farm
                                        Insurance Company, 1967-2001

James A. Gray, Sr. (59)           1996  Automobile Dealer, President, Carco Motor Company, Inc.

Harle B. Green (56)               1995  Chairman of the Board and Chief Financial Officer of the
                                        Company and the Bank

Danny Ray Jackson (48)            2001  Automobile Dealer, President, Walter Jackson Chevrolet, Inc.
                                        since January 2001; previous Vice President, Walter Jackson
                                        Chevrolet, Inc.

Ernest Kresch (42)                1995  Podiatrist, Advanced Foot Care, 1987-2001; Chief Manager
                                        H&K Properties, LLC, 2001-Present

Robert G. Peck (52)               1996  President and Chief Executive Officer of the Company and the
                                        Bank

MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2002, the board of directors of the Company held six meetings and the board of directors of the Bank held fourteen meetings. The directors of the Bank are the same as those of the Company. Each of the incumbent directors attended at least 75% of the total number of meetings of the Company's board of directors and committees of the board on which he or she serves. The board of directors of the Company does not have a nominating committee.

     The board of directors has established a compensation committee for the purpose of administering the Gateway Bancshares, Inc. 1999 Stock Option Plan. The compensation committee members are Jeannette Wilson Dupree, James A. Gray, Sr., and Ernest Kresch; and Harle B. Green is an ex-officio member of the compensation committee. The compensation committee of the Company held no meetings and the compensation committee of the Bank held three meetings during the year ended December 31, 2002.

     The board of directors has established an audit committee, which reviews the annual report and internal audit report of the independent public accountants. The board of directors adopted a written audit committee charter on January 16, 2003, a copy of which is attached to this proxy statement as Appendix A. The audit committee members are Jeannette Wilson Dupree, James A. Gray, Sr. and Danny Ray Jackson. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. The audit committee of the Company held three meetings and the audit committee of the Bank held three meetings during the year ended December 31, 2002.


                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2002 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2002 audited consolidated financial statements with the Company's management;

     - The audit committee has discussed with the independent auditors Hazlett, Lewis & Bieter, PLLC the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2002 audited consolidated financial statements with management and discussions with the independent auditors, as described above, the audit committee recommended to the Board of Directors that the Company's 2002 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.


          March 17, 2003      By:  Jeannette Wilson Dupree
                                   James A. Gray, Sr.
                                   Danny Ray Jackson

                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his name, (b) his age at December 31, 2002, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the Bank:

NAME (AGE)               OFFICER SINCE  POSITION WITH THE COMPANY AND THE BANK
-----------------------  -------------  --------------------------------------

Robert G. Peck (52)               1996  President and Chief Executive Officer of the
                                        Company and the Bank

Harle B. Green (56)               1995  Chairman of the Board and Chief Financial Officer
                                        of the Company and the Bank

Jeffrey R. Hensley (51)           1997  Senior Vice President and Assistant Secretary of
                                        the Company and the Bank

Boyd M. Steele (54)               1996  Executive Vice President and Secretary of the
                                        Company and the Bank and Chief Loan Officer of
                                        the Bank


                                  COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2002, 2001 and 2000 for our executive officers who received a combined payment of salary and bonus in excess of $100,000 during 2002. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2002.

SUMMARY COMPENSATION TABLE

                                           Annual Compensationn                 All Other Long-Term Compensation
                                    ------------------------------------  ---------------------------------------------
                                                           Reimbursement
                                                                for           Life        Deferred         401(k)
                                                            Payment of     Insurance     Retirement       Matching
                                    Year  Salary   Bonus       Taxes      Premiums (1)  Benefits (2)  Contributions (3)
                                    ----  -------  ------  -------------  ------------  ------------  -----------------

Robert G. Peck,                     2002  130,699  58,190          1,705           374        20,844              9,777
President and Chief Executive       2001  126,280   9,136          1,518           123             -              3,655
Officer of the Company and the      2000  122,826  33,140          1,498           108             -              6,620
Bank

Boyd M. Steele,                     2002  108,846  32,712            900           452        18,331              7,150
Executive Vice President and        2001  105,165   5,541            803           452             -              3,655
Secretary of the Company and the    2000  102,600  20,822            912           452             -              8,911
Bank and Chief Loan Officer of the
Bank

Jeffrey R. Hensley,                 2002   69,769  19,604            592           123        12,486             11,507
Senior Vice President and           2001   67,410   3,823             73           123             -              3,655
Assistant Secretary of the Company  2000   64,200  15,742             64           108             -              9,131
and the Bank

     (1) Represents amounts paid on term life insurance policies for the benefit of the named executive officer.

     (2) Represents amounts earned under supplemental executive retirement agreements between the Bank and the named executive officer. These agreements are described below.

     (3) Represents matching contributions made by the Company under its 401(k) plan on behalf of the named executive officers.

     We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations

SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENTS

     During 2002, the Bank executed agreements to provide supplemental retirement benefits to each of the named executive officers listed above. Under the terms of the agreements, the Bank will provide quarterly payments to the officers or their beneficiaries for ten years following their retirement at or after attaining age 62. Pursuant to the agreements, the total annual payment to each of the named executive officers will be as follows:

                NAME          ANNUAL BENEFIT
          ------------------  ---------------
          Robert G. Peck         $ 40,000
          Boyd M. Steele         $ 27,000
          Jeffrey R. Hensley     $ 27,000

     Benefits may be made or commence at an earlier date following a termination of employment other than for cause but the benefits will be discounted based upon the officer's vested status and the extent to which benefit payments are accelerated. The benefits normally vest in equal, annual 20% increments beginning with the third year of continuous service to the Bank by the officer following the effective date of the agreement. Enhanced or accelerated benefits, or both, are payable to the officer or the officer's beneficiary in the event of the officer's death or disability or upon a change in control.

     The Bank purchased single premium, whole life insurance policies to facilitate its ability to satisfy the obligations represented by these agreements. The Bank is the sole owner and beneficiary of these policies. As of December 31, 2002, the cash surrender value of these policies was approximately $531,000 and the amount of the accrued supplemental retirement benefits for the officers was approximately $51,661.

     The following table sets forth information at December 31, 2002, concerning stock options held by the executive officers listed in the above Summary Compensation Table. The Company did not grant any stock options to any of the executive officers listed in the above compensation table during 2002. Additionally, the listed executive officers did not exercise any options to purchase common stock of the Company during 2002. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

FISCAL 2002 YEAR-END OPTION VALUES

                       Number of Securities        Value of Unexercised
                            Underlying            In-the-Money Options at
                        Unexercised Options          December 31, 2002
Name                Exercisable  Unexercisable  Exercisable   Unexercisable
------------------  -----------  -------------  ------------  --------------
Robert G. Peck           12,210          8,140  $     43,834  $       29,223

Boyd M. Steele           11,190          7,460  $     40,172  $       26,781

Jeffrey R. Hensley        8,130          5,420  $     29,187  $       19,458


     We calculated the in-the-money value of options held by the listed executive officers at fiscal year end using the Black Scholes option pricing model.

DIRECTOR COMPENSATION

     The Bank compensates each director $200 for each regular meeting of the Bank's board of directors attended. The directors are not separately compensated for their attendance at the regular meetings of the Company's board of directors.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists, as of the record date, the number of shares common stock beneficially owned by: (a) each current director of the Company,
(b) each executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of the record date, the Company did not have any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 5102 Alabama Highway, Ringgold, Georgia 30736.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date.

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS                NATURE OF BENEFICIAL OWNERSHIP
------------------------  ---------  --------  ----------------------------------------------------------
DIRECTORS:

Jack Joseph Babb             34,140       4.8  -  7,500 shares owned jointly by Mr. Babb and his spouse;
                                               -  7,500 shares held in an IRA account for Mr. Babb;
                                               -  7,500 shares owned directly by Mr. Babb's spouse as to
                                                  which beneficial ownership is shared;
                                               -  800 shares held in custodian accounts by Mr. Babb's
                                                  spouse as to which beneficial ownership is shared; and
                                               -  10,840 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

William H. H. Clark          21,340       3.1  -  10,500 shares owned directly by Ringgold Mining &
                                                  Manufacturing Co., Inc. as to which beneficial
                                                  ownership is shared; and
                                               -  10,840 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Jeannette Wilson Dupree      27,145       3.9  -  1,200 shares owned directly by Ms. Dupree;
                                               -  9,550 shares owned jointly by Ms. Dupree and her
                                                  spouse;
                                               -  2,290 shares held in an IRA account for Ms. Dupree;
                                               -  3,265 shares held in an IRA account for Ms. Dupree's
                                                  spouse as to which beneficial ownership is shared; and
                                               -  10,840 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

James A. Gray, Sr.           56,840       8.2  -  46,000 shares owned jointly by Mr. Gray and his spouse;
                                                  and
                                               -  10,840 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Harle B. Green               28,960       4.2  -  3,300 shares owned jointly by Mr. Green and his spouse;
                                               -  12,000 shares held in an IRA account for Mr. Green;
                                               -  100 shares held by Ms. Green as custodian as to which
                                                  beneficial ownership is shared; and
                                               -  13,560 shares subject to options becoming exercisable
                                                  within 60 days of the record date.


                                        8

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS                NATURE OF BENEFICIAL OWNERSHIP
------------------------  ---------  --------  ----------------------------------------------------------

Danny R. Jackson              4,760       0.7  -  1,000 shares owned directly by Mr. Jackson;
                                               -  2,000 shares owned jointly by Mr. Jackson and his
                                                  spouse;
                                               -  1,485 shares held in an IRA account for Mr. Jackson;
                                               -  275 shares held in an IRA account for Mr. Jackson's
                                                  spouse as to which beneficial ownership is shared.

Ernest Kresch                44,340       6.4  -  31,500 shares owned directly by Mr. Kresch;
                                               -  2,000 shares in a Simplified Employee Pension Plan for
                                                  Mr. Kresch; and
                                               -  10,840 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Robert G. Peck               21,280       3.0  -  5,000 shares held in an IRA account for Mr. Peck; and
                                               -  16,280 shares subject to options becoming exercisable
                                                  within 60 days of the record date.
EXECUTIVE OFFICERS*:

Jeffrey R. Hensley           17,640       2.5  -  3,800 shares owned jointly by Mr. Hensley and his
                                                  spouse;
                                               -  3,000 shares held in an IRA account for Mr. Hensley;
                                                  and
                                               -  10,840 shares subject to options becoming exercisable
                                                  within 60 days of the record date.

Boyd M. Steele               19,920       2.9  -  5,000 shares held in an IRA account for Mr. Steele; and
                                               -  14,920 shares subject to options becoming exercisable
                            _______      ____     within 60 days of the record date.

ALL DIRECTORS AND           276,365      34.9
EXECUTIVE OFFICERS, AS A
GROUP

_________________________
*  Mr. Green and Mr. Peck are also executive officers of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 2002, Danny R. Jackson filed one late Form 3 reporting his initial ownership of the Company's common stock and James Arthell Gray filed one late Form 4 reporting one transaction in the Company's common stock. All of our other directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and the Bank's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and
(c) do not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected Hazlett, Lewis & Bieter, PLLC to serve as its principal accountant for the fiscal year-ending December 31, 2002. Hazlett, Lewis & Bieter has served as the Company's principal accountant since April 20, 2000. A representative of Hazlett, Lewis & Bieter, PLLC is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     AUDIT FEES. In connection with services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2002 were approximately $28,500. This figure is based on an estimate provided by our accountants, Hazlett, Lewis & Bieter, PLLC and includes fees for services that were billed to the Company in fiscal year 2003 in connection with the 2002 fiscal year audit.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not retain its principal accountant to perform Financial Information Systems Design or Implementation services in fiscal year 2002.

     OTHER FEES. During fiscal year 2002, the Company was billed $29,208 by its principal accountant for services not described above. These "other fees" were for services including tax advice and return preparation, audit-related services covering the Bank's information systems, assistance in preparing filings with the Securities and Exchange Commission, and internal audit services.

     The Audit Committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services were consistent with maintaining the independence of the Company's principal accountants.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2003, to be included in the 2004 proxy materials. A shareholder must notify the Company before February 1, 2004 of a proposal for the 2004 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2004, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.


                                  OTHER MATTERS

     The board of directors knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental to the election of directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 26, 2003

                                   APPENDIX A
                                   ----------


                            GATEWAY BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER


The Board of Directors (the "Board") of Gateway Bancshares, Inc. a Georgia corporation (the "Company"), has established the Audit Committee of the Board to comply with application securities laws and to further assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and other requirements as may be imposed on the Company by the Board and (3) the independence and performance of the Company's internal and external auditors. The Board has also directed the Audit Committee to monitor the Company's compliance with the Board's Code of Business Ethics. In addition, the Board may adopt further changes or additional policies based on revisions in law, regulation or circumstances.

MEMBERS OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of at least three and no more than five directors. All Audit Committee Members will be financially literate. If possible, the Audit Committee will include one member who is a "financial expert" as defined by SEC regulations.

INDEPENDENCE OF MEMBERS

Only independent directors will serve on the Audit Committee. An independent director must not be an officer or employee of the Company or its parent company or its subsidiaries and must not have any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

No Audit Committee member and no affiliate of any Audit Committee member shall receive any compensation or service from the Company, but the Audit Committee member shall receive the compensation paid to him or her in his or her capacity as a member of the Board and Audit Committee member, as approved annually by the Board.

No Audit Committee member may vote on any matter in which he or she is not independent. If there is any basis for believing an Audit Committee member is not independent, the facts and circumstances should be reported to the General Counsel and the Board, and no action should be taken until the Board has determined that the Audit Committee member is truly independent.

ASSISTANCE FROM OTHERS

The Audit Committee may request reports from the chief executive officer, the chief financial officer, or the chief internal auditor. The Audit Committee may retain experts to advise or assist it, including independent counsel, accountants, financial analysts or others.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

The Audit Committee shall assist the Board in fulfilling its oversight responsibilities by (1) reviewing the Company's financial information that will be provided to the Company shareholders and others, (2) working with management to establish systems of internal controls, (3) reviewing the systems of internal controls and accepting reports of variance from those controls, (4) reviewing all audit processes and results of internal audits, and (5) reviewing the Company's accounting, reporting and financial practices.

The responsibilities of a member of the Audit Committee are in addition to those responsibilities set out for a member of the Board.

The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors and do not certify the Company's financial statements.

In addition to the matters set forth herein, the Audit Committee will perform such other functions as required by law, the Company's Certificate of Incorporation or Bylaws, or the Board.

GENERAL RESPONSIBILITIES

The Audit Committee:

     - will meet at the request of the Chief Executive Officer or Chief Financial Officer or the Independent Auditor or the Internal Auditor and will meet at least four times each year in regular session with the Internal Auditor, and at least one time each year with the Independent Auditor and in executive session as circumstances dictate;

     - may conduct or authorize investigations into any matters within its scope of responsibilities; and will report its actions to the Board.

All meetings of the Audit Committee required by this Charter may be held without any other members of the Board present. Also, meetings with external accountants and internal audit officers may be held without any other members of management present.

RELATIONSHIPS WITH INDEPENDENT ACCOUNTANTS

In order to retain independent outside auditors to review the records and accounts of the Company, the Audit Committee will:

- Consider and approve the engagement of independent accountants to conduct Company audits;

- review and approve the scope of the audit, the associated fees to be paid to the independent accountants (for both audit and non-audit work); and

- confirm the independence of the independent accountant management consulting services provided by the independent accountant.

In its review of the work of the independent outside auditor, the Audit Committee will:

- assure that the independent accountant is available to the Board at least annually and that it provides the Audit Committee with a timely analysis of significant financial reporting issues;

- periodically require management, the director of internal auditing, and the independent accountant to review and report and comment on significant Company risks or exposures and actions to minimize such risks or exposures; and

- review reports on the adequacy of the Company's internal controls, including computerized information system controls and security.

Prior to the release of the Company's financial statements, the Audit Committee will review documents containing the Company's financial statements, including the interim financial reports and filings with the SEC or other regulators. The Audit Committee will specifically review:

- the Company's annual and quarterly financial statements and related footnotes;

- the independent accountant's audit of and report on the financial statements;

- the auditor's qualitative judgement about the appropriateness, not just the acceptability, of accounting principles and financial disclosures;

- any significant difficulties or disputes with management encountered during the course of the audit;

- any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company;

- with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements;

- any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and that are relevant to an understanding of the Company's financial statements; and

- any other matters related to the annual Company audit, which are to be communicated to the Audit Committee under applicable law and generally accepted auditing standards.

RELATIONSHIPS WITH THE INTERNAL AUDIT OFFICER

The Audit Committee will:

- review and approve the appointment, replacement, reassignment, or dismissal and confirm the independence of the individual or firm responsible for the Company's internal audit function;

- establish and control the compensation and benefits of Company employees reporting directly to the Audit Committee; and

- take steps that are, in the sole judgment of the Audit Committee, reasonable or necessary to ensure that the internal auditor is independent and the compensation and benefits allocated to the internal auditor are not subject to review or termination without the consent of the Audit Committee.

The Audit Committee will consider and review with management and the Internal Audit Officer:

-    significant findings during the year and management's responses to them;

- significant difficulties encountered during the course of their audits, including any restrictions on the scope of their work or access to required information;

-    changes required in the planned scope of their audit plan; and

- the internal auditing department's compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

OVERSIGHT OF CORPORATE COMPLIANCE FUNCTION

The Audit Committee will discuss significant financial risk exposures periodically with the independent accountants, management and internal audit officers; review the steps and programs that management has taken to monitor, control and report such exposures.

The Audit Committee will review the company's Code of Business Ethics to review management recommendations to the Board for changes that reflect changes in law or policy. The Audit Committee will discuss periodically with management the program that management establishes to monitor compliance with the Company's Code of Business Ethics and laws and regulations.

The Audit Committee will consider whether there are any emerging issues, which the Committee should become involved with in the future.


RECOMMENDATIONS FOR CHANGES IN THE AUDIT FUNCTION OR CHARTER

- Review and reassess annually the adequacy of this Audit Committee Charter and recommend any changes to the Board

- Report periodically on the Audit Committee's activities and findings to the Board

REPORTING TO THE BOARD

-    Keep  appropriate  minutes,  and  report  to  the  Board.


The Board of Directors hereby adopts this charter:
Date: January 16, 2003

                            GATEWAY BANCSHARES, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 17, 2003

     The undersigned hereby appoints Robert G. Peck or Harle B. Green or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Gateway Bancshares, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the main office of Gateway Bank & Trust, located at 5102 Alabama Highway, Ringgold, Georgia 30736 and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the annual meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1:   To  elect  the  eight  (8)  persons  listed below to serve as directors of the Company for a term of one year:

               Jack Joseph Babb                     Harle B. Green
               William H. H. Clark                  Danny Ray Jackson
               Ernest Kresch                        Jeannette Wilson Dupree
               Robert G. Peck                       James A. Gray, Sr.

   [ ] FOR all nominees listed above (except as    [ ] WITHHOLD authority to
       indicated below)                                vote for all nominees
                                                       listed above

INSTRUCTION:   To withhold authority for any individual nominee, mark "FOR"
                above, and write the nominee's name in this space
_______________________________________________________________________________.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL
                           BE VOTED FOR THE PROPOSAL.

          DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If  stock  is  held  in  the  name  of more than one person, all must sign.
Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                    --------------------------------------------
                                    Signature(s) of Shareholder(s)

[LABEL]                             --------------------------------------------
                                    Name(s) of Shareholders(s)

                                    Date:________________________________,  2003
                                           (Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

     I  WILL  __________     WILL NOT ___________ ATTEND THE ANNUAL SHAREHOLDERS
                                                  MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------